Exhibit 99.e(1)(hh)

AMENDMENT NO. 4

TO THE

FIRST RESTATED

MASTER DISTRIBUTION AGREEMENT

(ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

The First Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as “Fund”, or collectively, “Funds”), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a “Portfolio”), with respect to each class of shares except Class B Shares (the “Shares”) of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”), is hereby amended to reflect the addition of AIM Select Real Estate Income Fund.

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

“SCHEDULE A

TO

FIRST RESTATED

MASTER DISTRIBUTION AGREEMENT

(All Classes of Shares Except Class B Shares)

AIM COUNSELOR SERIES TRUST
AIM Advantage Health Sciences Fund –	Class A
Class C

AIM Floating Rate Fund –	Class A
Class C
Class R
Institutional Class

AIM Multi-Sector Fund –	Class A
Class C
Institutional Class

AIM Select Real Estate Income Fund -	Class A
Class C
Institutional Class

AIM Structured Core Fund –	Class A
Class C
Class R
Institutional Class

AIM Structured Growth Fund –	Class A
Class C
Class R
Institutional Class

AIM Structured Value Fund –	Class A
Class C
Class R
Institutional Class

AIM EQUITY FUNDS
AIM Capital Development Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Charter Fund –	Class A
Class C
Class R
Institutional Class

AIM Constellation Fund –	Class A
Class C
Class R
Institutional Class

AIM Diversified Dividend Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Large Cap Basic Value Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Large Cap Growth Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM FUNDS GROUP
AIM Basic Balanced Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM European Small Company Fund –	Class A
Class C

AIM Global Value Fund –	Class A
Class C
Institutional Class

AIM International Small Company Fund –	Class A
Class C
Institutional Class

AIM Mid Cap Basic Value Fund –	Class A
Class C
Class R
Institutional Class

AIM Select Equity Fund –	Class A
Class C

AIM Small Cap Equity Fund –	Class A
Class C
Class R
Institutional Class

AIM GROWTH SERIES
AIM Basic Value Fund –	Class A
Class C
Class R
Institutional Class

AIM Conservative Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Global Equity Fund –	Class A
Class C
Class R
Institutional Class

AIM Growth Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Income Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Independence Now Fund–	Class A
Class C
Class R
Institutional Class

AIM Independence 2010 Fund–	Class A
Class C
Class R
Institutional Class

AIM Independence 2020 Fund–	Class A
Class C
Class R
Institutional Class

AIM Independence 2030 Fund–	Class A
Class C
Class R
Institutional Class

AIM Independence 2040 Fund–	Class A
Class C
Class R
Institutional Class

AIM Independence 2050 Fund–	Class A
Class C
Class R
Institutional Class

AIM International Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Mid Cap Core Equity Fund –	Class A
Class C
Class R
Institutional Class

AIM Moderate Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Moderate Growth Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Moderately Conservative Allocation Fund –	Class A
Class C
Class R
Institutional Class

AIM Small Cap Growth Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM INTERNATIONAL MUTUAL FUNDS
AIM Asia Pacific Growth Fund –	Class A
Class C

AIM European Growth Fund –	Class A
Class C
Class R
Investor Class

AIM Global Aggressive Growth Fund –	Class A
Class C

AIM Global Growth Fund –	Class A
Class C

AIM International Core Equity Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM International Growth Fund –	Class A
Class C
Class R
Institutional Class

AIM INVESTMENT FUNDS
AIM China Fund –	Class A
Class C
Institutional Class

AIM Developing Markets Fund –	Class A
Class C
Institutional Class

AIM Global Health Care Fund –	Class A
Class C
Institutional Class

AIM International Total Return Fund -	Class A
Class C
Investor Class

AIM Japan Fund –	Class A
Class C
Institutional Class

AIM LIBOR Alpha Fund –	Class A
Class C
Class R
Institutional Class

AIM Trimark Endeavor Fund –	Class A
Class C
Class R
Institutional Class

AIM Trimark Fund –	Class A
Class C
Class R
Institutional Class

AIM Trimark Small Companies Fund –	Class A
Class C
Class R
Institutional Class

AIM INVESTMENT SECURITIES FUNDS
AIM Global Real Estate Fund –	Class A
Class C
Class R
Institutional Class

AIM High Yield Fund –	Class A
Class C
Institutional Class
Investor Class

AIM Income Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Intermediate Government Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Limited Maturity Treasury Fund –	Class A
Class A3
Institutional Class

AIM Money Market Fund –	AIM Cash Reserve Shares
Class C
Class R
Institutional Class
Investor Class

AIM Municipal Bond Fund –	Class A
Class C
Investor Class

AIM Real Estate Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM Short Term Bond Fund –	Class A
Class C
Class R
Institutional Class

AIM Total Return Bond Fund –	Class A
Class C
Class R
Institutional Class

AIM SECTOR FUNDS
AIM Energy Fund –	Class A
Class C
Institutional Class
Investor Class

AIM Financial Services Fund –	Class A
Class C
Investor Class

AIM Gold & Precious Metals Fund –	Class A
Class C
Investor Class

AIM Leisure Fund –	Class A
Class C
Class R
Investor Class

AIM Technology Fund –	Class A
Class C
Institutional Class
Investor Class

AIM Utilities Fund –	Class A
Class C
Institutional Class
Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
AIM Opportunities I Fund –	Class A
Class C

AIM Opportunities II Fund –	Class A
Class C

AIM Opportunities III Fund –	Class A
Class C

AIM STOCK FUNDS
AIM Dynamics Fund –	Class A
Class C
Class R
Institutional Class
Investor Class

AIM S&P 500 Index Fund –	Institutional Class
Investor Class

AIM SUMMIT FUND	Class A
Class C
Class P

AIM TAX-EXEMPT FUNDS
AIM High Income Municipal Fund –	Class A
Class C
Institutional Class

AIM Tax-Exempt Cash Fund –	Class A
Investor Class

AIM Tax-Free Intermediate Fund –	Class A
Class A3
Institutional Class

AIM TREASURER’S SERIES TRUST
Premier Portfolio	Investor Class
Premier Tax-Exempt Portfolio	Investor Class
Premier U.S. Government Money Portfolio	Investor Class”

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  March 9, 2007

AIM COUNSELOR SERIES TRUST
AIM EQUITY FUNDS
AIM FUNDS GROUP
AIM GROWTH SERIES
AIM INTERNATIONAL MUTUAL FUNDS
AIM INVESTMENT FUNDS
AIM INVESTMENT SECURITIES FUNDS
AIM SECTOR FUNDS
AIM SPECIAL OPPORTUNITIES FUNDS
AIM STOCK FUNDS
AIM TAX-EXEMPT FUNDS
on behalf of the Shares of each Portfolio
listed on Schedule A

By:	/s/ John M. Zerr
John M. Zerr
Senior Vice President

AIM TREASURER’S SERIES TRUST
on behalf of the Shares of each Portfolio
listed on Schedule A

By:	/s/ Karen Dunn Kelley
Karen Dunn Kelley
President

A I M DISTRIBUTORS, INC.

By:	/s/ Gene L. Needles
Gene L. Needles
President